Summary Prospectus	March 1, 2014 (As revised October 2, 2014)
AMG Trilogy International Small Cap Fund
(formerly Trilogy International Small Cap Fund)

Investor Class: TLSVX	Service Class: TLSSX	Institutional Class: TLSIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus dated March 1, 2014, as revised April 28, 2014, and supplemented September 30, 2014, and statement of additional information, dated March 1, 2014, as supplemented April 28, 2014, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG Trilogy International Small Cap Fund's (the “Fund”) investment objective is to seek long-term capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
	Investor Class	Service Class	Institutional Class
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable, within 60 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Service Class	Institutional Class
Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.64%	0.49%	0.39%
Total Annual Fund Operating Expenses	1.89%	1.49%	1.39%
Fee Waiver and Expense Reimbursements[2]	(0.29)%	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	1.60%	1.20%	1.10%
[1]	Other Expenses do not include extraordinary expenses as determined under generally accepted accounting principles. If extraordinary expenses had been included, Other Expenses of the Investor Class, Service Class and Institutional Class would have been 0.66%, 0.51% and 0.41%, respectively.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2015, to waive management fees (but not below zero) and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.10% of the average daily net assets attributable to the Fund, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (exclusive of the items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 1.60%, 1.35% and 1.15%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated in the event the Investment Manager ceases to be the investment manager of the Fund or by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees; provided, however, that no such termination shall affect the obligation (including the amount of the obligation) of the Trust, on behalf of the Fund, to repay amounts previously paid, waived or reimbursed by the Investment Manager with respect to periods prior to the date of such termination.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2015. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$163	$566	$994	$2,188
Service Class	$122	$443	$786	$1,755
Institutional Class	$112	$412	$733	$1,643
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally common and preferred stocks) of small market capitalization companies ("small cap companies"). Additionally, under normal circumstances, the

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AMG Trilogy International Small Cap Fund SUMMARY PROSPECTUS

Fund will invest at least 40% of its net assets, plus the amount of any borrowing for investment purposes, in investments of issuers located outside the United States, and investments that expose the Fund to such issuers, and the Fund will invest in issuers located in or have investments that expose the Fund to issuers located in a minimum of three countries, including the United States. The Fund considers an issuer to be located outside the United States if the issuer maintains its principal place of business outside the United States, its securities are traded principally outside the United States, or it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the United States or it has at least 50% of its assets outside the United States.
The Fund primarily invests in non-U.S. small cap companies, allocating investments across different countries and regions. Trilogy Global Advisors, L.P. (“Trilogy” or the “Subadvisor”) considers non-U.S. small cap companies to be those with market capitalizations in the range of the MSCI All Country World ex-U.S. Small Cap Index (between $10 million and $6.5 billion as of the latest reconstitution of the Index on December 1, 2013). The Fund may invest in securities of issuers located in emerging market countries. The Fund’s Subadvisor considers emerging market countries to be any country other than Canada, Luxembourg, the United States and the countries comprising the MSCI EAFE Index. The Fund’s portfolio normally consists of between 40 to 100 securities. To gain exposure to foreign issuers, the Fund also may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other depositary receipts of non-U.S. listed companies.
The Subadvisor uses a bottom-up investment process driven by fundamental research conducted by its investment analysts. Under normal market conditions, the Subadvisor seeks to maintain a growth oriented focus and invest the Fund’s assets pursuant to the following core principles:
—	Earnings growth drives equity returns over the long term.
—	Early-stage and traditional growth companies provide the greatest opportunity.
—	Risk management with respect to the Fund’s portfolio should focus on avoiding losing money, rather than minimizing tracking error against the benchmark.
—	A disciplined investment process requires consistently identifying opportunities, evaluating potential returns and responding with timely buy/sell decisions.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars.
Derivatives Risk—the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Emerging Markets Risk—investments in emerging markets can be subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.
Foreign Investment Risk—securities of or other investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.
Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively-managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.
Political Risk—changes in the political status of any country can have profound effects on the value of investments exposed to that country.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.

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AMG Trilogy International Small Cap Fund SUMMARY PROSPECTUS

Calendar Year Total Returns as of 12/31/2013 (Institutional Class)
Best Quarter: 19.00% (1st Quarter 2012)
Worst Quarter: -25.20 (3rd Quarter 2011)
Average Annual Total Returns as of 12/31/13
AMG Trilogy International Small Cap Fund	1 Year	Since Inception
Investor Class Return Before Taxes		7/15/2011
	22.83%	7.61%
Service Class Return Before Taxes		3/1/2011
	23.27%	5.84%
Institutional Class Return Before Taxes		3/1/2011
	23.49%	5.97%
Institutional Class Return After Taxes on Distributions		3/1/2011
	22.58%	5.71%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares		3/1/2011
	14.17%	4.76%
MSCI All Country World Index Ex US Small Cap (reflects no deduction for fees, expenses, or taxes)		3/1/2011
	19.73%	4.91%
MSCI All Country World Index Ex US Small Cap (reflects no deduction for fees, expenses, or taxes)		7/15/2011
	19.73%	5.69%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Service Class and Investor Class shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
Trilogy Global Advisors, LP
Portfolio Managers
William Sterling
Chief Executive Officer, Chairman, Chief Investment Officer, and Senior Portfolio Manager of Trilogy; Portfolio Manager of the Fund since 03/11.
Pablo Salas
Managing Director and Senior Portfolio Manager of Trilogy; Portfolio Manager of the Fund since 03/11.
Gregory J. Gigliotti
Managing Director and Senior Portfolio Manager of Trilogy; Portfolio Manager of the Fund since 03/11.
Jessica Reuss
Portfolio Specialist, Research Analyst and Portfolio Manager of Trilogy; Portfolio Manager of the Fund since 03/11.
David Runkle
Director of Quanitative Research and Portfolio Manager of Trilogy; Portfolio Manager of the Fund since 03/11.
Buying and Selling Fund Shares
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Service Class
Regular Account: $100,000
Individual Retirement Account: $25,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class and Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the

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AMG Trilogy International Small Cap Fund SUMMARY PROSPECTUS

amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG
Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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